                                                                 EXHIBIT 10.8(a)

                          Acknowledgement and Consent
                          ---------------------------

Acknowledgement and Consent (this "Consent") of Frontier Airlines, Inc. dated as of March 28, 1997.

Recitals: US Airways, Inc., (formerly USAir, Inc., "US Airways"), as lessor and
--------
Frontier Airlines, Inc. ("Lessee"), as lessee, entered into that certain Lease Agreement dated as of July 26, 1994 (the "Lease") whereby US Airways agreed to lease to Lessee and Lessee agreed to lease from US Airways the Boeing 737-201 Airframe and the Engines identified in the Assignment (defined below). US Airways and First Security Bank, National Association, not in its individual capacity but solely as Owner Trustee ("Trustee"), as trustee for the S-C Parties, have entered into an Assignment and Assumption Agreement (the "Assignment") dated as of March 28, 1997, whereby US Airways has assigned to the Trustee all of the right, title and interest of US Airways in and to the Assigned Documents and the Aircraft. The Trustee desires that Lessee acknowledge and consent to the Assignment and reaffirm its representations, warranties and obligations to the Trustee.

     Accordingly, the Trustee and Lessee agree as follows:

1.   Defined Terms.  Unless otherwise defined herein or the context requires
     -------------
     otherwise, all capitalized terms used herein shall have the meanings assigned to them in the Assignment.

2.   Acknowledgement and Consent.  Lessee hereby acknowledges and consents to
     ---------------------------
     the Assignment (a copy of which is attached hereto as Exhibit "A"), and all of the terms and conditions contained therein.

3.   Representations, Warranties and Obligations.  All representations and
     -------------------------------------------
     warranties of Lessee in the Assigned Documents were true and correct when made and, on the Closing Date, will be true and correct. Lessee further affirms its liability to the Trustee for all of its obligations and duties under the Assigned Documents. In reliance upon US Airways' agreement to be responsible therefor and US Airways' performance thereof, Lessee acknowledges and agrees that Trustee shall not be bound by or subject to any of the duties obligating or responsibilities described in Section 4 of the Assignment.

4.   Notices.  Pursuant to Section 19.2 of the Lease and Section 7.5 of the
     -------
     Supplementary Agreement, all requests, notices and other communications to the "Lessor" shall, from the date of this Consent, be addressed to the Trustee, as follows (or to such other address as the Trustee shall specify from time to time):

                    First Security Bank, National Association
                    Corporate Trust Department
                    79 South Main Street - 3rd Floor
                    Salt Lake City, Utah 84111
                    Attention: Corporate Trust Administration

                    with copies to:

                    Soros Fund Management LLC
                    888 Seventh Avenue
                    New York, New York 10106
                    Attention: Michael C. Neus
                    Facsimile: 212-664-0544

                    and

                    S-C Domestic Holdings VII LLC
                    c/o Curacao Corporation Company N.V.
                    Kaya Flamboyan 9
                    Willemstad, Curacao N.A.
                    Attention: Ben Jansen
                    Facsimile: 5999 32 20 01

                    and

                    C-S Aviation Services, Inc.
                    888 Seventh Avenue, Suite 2901
                    New York, New York 10106
                    Attention: Thomas Seery
                    Facsimile: 212-246-0102

5.   Payments.  All payments other than Hourly Rent to be made to "Lessor" under
     --------
     the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or to such other account as the Trustee shall specify from time to time):

                    Citibank New York
                    ABA No.: 021 0000 89
                    Account Name: For further credit to
                         Citibank London
                    Account No. 10990765
                    Account Name: S-C Domestic Holdings II LLC
                    Account No. 8228825

        All payments of Hourly Rent to be made to "Lessor" under the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or such other account as the Trustee shall specify from time to time):

                    Citibank New York
                    ABA No.: 021 000 089
                    Account Name: For further credit
                    to Citibank London
                    Account No.: 10990765
                    Account Name: S-C Aircraft Holdings LLC
                    Account No.: 8300631

6.   Insurance.  Lessee will cooperate in having the Trustee, the S-C Parties
     ---------
     and US Airways named as additional insureds under the liability insurance, and the Trustee named as sole loss payee under the hull insurance procured by Lessee under the Lease.

7.   Miscellaneous.  This Consent may be executed by the parties hereto in
     -------------
     separate counterparts, each fully executed set of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Consent shall be governed by the laws of the State of New York. The respective rights and obligations set forth in this Consent shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

     The undersigned has executed this Acknowledgement and Consent.


                                                 Frontier Airlines, Inc.

                                                 By: ___________________________

                                                 Title: ________________________


Agreed:

First Security Bank, National
  Association, as Trustee

By: ___________________________

Title: ________________________

                                                                     EXHIBIT "A"


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of March 28, 1997, by and between US Airways, Inc. ("US Airways"), a Delaware corporation, formerly known as USAir, Inc., and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee ("Trustee").

                                   RECITALS:
                                   --------

     US Airways and Trustee desire to effect (a) the transfer by US Airways to Trustee of all of the right, title and interest of US Airways (except as excluded in Section 4 below) in, under and with respect to, among other things,
(i) the Aircraft Lease Agreement (as supplemented by the Lease Supplement defined below and to the extent relating to the Aircraft, the "Lease"), dated as of July 26, 1994, between US Airways and Frontier Airlines, Inc. (the, "Lessee"), as supplemented by Lease Supplement No. 4, dated September 9, 1994 (the "Lease Supplement"), (ii) Supplementary Agreement, dated as of June 6, 1994 between US Airways and Lessee, as it relates to the Aircraft (defined below),
(iii) all certificates, opinions, and other documents relating to the Operative Document as they relate to the Boeing 737-201 airframe with manufacturer's serial number 19421 and United States Registration Number N205AU and the Pratt & Whitney model JT8D-9A aircraft engines (which engines have 750 or more rated takeoff horsepower or the equivalent) with manufacturer's serial numbers 654736 and 667183 (such airframe and the engines (as further defined in the Lease), the "Aircraft") (all of the foregoing collectively, the "Assigned Documents"), (iv) the Aircraft, (v) the Hourly Rent Balances and the security deposits of Lessee as they relate to the Aircraft (collectively, the "Assigned Accounts"), and (vi) the proceeds from all of the foregoing; and (b) the assumption by Trustee of the obligations of US Airways (except as excluded in Section 4 below) to the extent arising after the Effective Date under the Assigned Documents. The Lease was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565. The Lease Supplement was recorded by the Federal Aviation Administration on November 7, 1994 and assigned Conveyance No. LL08354.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

     1.  Definitions.  Capitalized terms used herein without definition shall
         -----------
have meaning ascribed thereto in the Lease unless the context in which such term is used requires another meaning.

     2.  Assignment.  US Airways does hereby sell, convey, assign, transfer and
         ----------
set over to Trustee, effective as of the date first above written (the "Effective Date"), all of its right, title and interest in, under and to the Assigned Documents, the Assigned Accounts and all other contracts, agreements, documents or instruments in respect of the aircraft to which US Airways is a party and relating to the Operative Agreements or the Aircraft and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest.

     3.  Assumption.  Trustee hereby undertakes and assumes all of the duties
         ----------
and obligations of US Airways relating to the period after the Effective Date pursuant to the Assigned Documents and any other contracts, agreements, documents or instruments relating thereto to which US Airways is a party or by which it is bound, and hereby confirms that it shall be deemed a party to and be bound by the Assigned Documents and each other contract, agreement, document or instrument in respect of the Aircraft relating thereto to which US Airways is a party or by which it is bound as if named therein as "Lessor".

     4.  Excluded Obligations.  Notwithstanding anything to the contrary set
         --------------------
forth in this Assignment, US Airways is not assigning to Trustee and US Airways shall remain responsible for, and Trustee is not assuming from US Airways: (a) the duties and obligations described on Schedule A, (b) the duties and obligations of US Airways that relate to any period on or prior to the Effective Date, (c) any other duties and obligations of US Airways relating to parts or engine consignments, spare parts or spare engines, and (d) without limiting the foregoing, the right of US Airways to receive any Rent due or accrued to US Airways prior to the Effective Date and any indemnity relating to events occurring prior to the Effective Date.

     5.  Release of US Airways. Except for obligations not assumed as provided
         ---------------------
in Section 4 hereof and for which US Airways shall remain responsible, US Airways shall have no further duty or obligation to Lessee under the Assigned Documents, the Assigned Accounts or under any other contract, agreement, document or other instrument relating thereto to which US Airways is a party or by which it is bound (other than this Agreement).

     6.  Further Assignment.  In furtherance of the within assignments, US
         ------------------
Airways assigns and grants to Trustee all right to collect for the account of Trustee all items sold, transferred or assigned to Trustee pursuant hereto; to institute and prosecute all proceedings that Trustee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise any and all actions, suits or proceedings as to title to or interest in the Aircraft or any of the property acquired by Trustee; and to do all such acts and things in relating thereto as Trustee shall deem advisable.

     7.  Payments.  US Airways hereby covenants and agrees to pay over to
         --------
Trustee, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of US Airways that, under Section 2 hereof, belong to Trustee, and Trustee hereby covenants and agrees to pay over to US Airways, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Trustee that, under Section 2 hereof, belong to US Airways.

     8.  Further Assurances.  Each party to this Assignment and Assumption
         ------------------
Agreement agrees to execute, acknowledge, deliver, file, record and publish such further certificates, amendments, instruments or documents, and to do all such further acts and things, as may be required by law, or as may reasonably be necessary or advisable to carry out the intents and purposes of this Assignment and Assumption Agreement.

     9.  Expenses.  Each party hereto shall bear its own legal fees incurred in
         --------
connection with the transactions described herein.

    10.  Governing Law.  This Assignment and Assumption Agreement shall be
         -------------
governed by and construed in accordance with the laws of the State of New York.

    11.  Headings.  Section headings used in this Assignment are for convenience
         --------
only and shall not be used in interpreting or construing this Assignment and Assumption Agreement and shall not affect the meaning or construction of this Assignment and Assumption Agreement.

    12.  Notices.  All notices and other communications hereunder shall be in
         -------
writing and shall be deemed given if delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     a.  If to US Airways:
         ----------------
         US Airways, Inc.
         2345 Crystal Drive
         Arlington, Virginia 22227
         Attention: Director - Aircraft Sales
         Facsimile: 703-418-7515

         with a copy at the same address to the attention of US Airways' General Counsel, facsimile number (703) 418-5252

     b.  If to Trustee:
         -------------
         First Security Bank, National Association
         79 South Main Street, 3rd Floor
         Salt Lake City, Utah 84111
         Attention: Corporate Trust Administration
         Facsimile: 801-246-5053

    13.  Entire Agreement.  This Assignment constitutes the entire agreement
         ----------------
among the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. There are no representations and warranties of any party hereto except as expressly set forth herein.

    14.  Survival of Representations and Warranties.  All representations and
         ------------------------------------------
warranties contained in this Assignment shall survive the Effective Date.

    15.  Counterparts.  This Assignment may be executed by the parties hereto in
         ------------
separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    16.  Successors and Assigns.  The respective rights and obligations set
         ----------------------
forth in this Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

                 [remainder of page left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the day and year set forth above.


                                                US AIRWAYS, INC.

                                                BY: ____________________________

                                                NAME: __________________________

                                                TITLE: _________________________

                                                DATED: _________________________


                                                FIRST SECURITY BANK, NATIONAL
                                             ASSOCIATION, AS OWNER TRUSTEE

                                                BY: ____________________________

                                                NAME: __________________________

                                                TITLE: _________________________

                                                DATED: _________________________

                                                                      SCHEDULE A


                             Excluded Obligations
                             --------------------

     (a) (S)2.6 of the Supplementary Agreement (license of maintenance and weight and balance programs)

     (b)  (S)4.2(f) of the Supplementary Agreement (US Airways' representations)

     (c) (S)5.2(f) of the Supplementary Agreement (sub-clause (i), second sentence (hushkit procurement assistance); sub-clause (ii) first, second and third sentences (DFDR Program))

     (d)  (S)5.3 of the Supplementary Agreement (spare parts consignment)

     (e) (S)5.4 of the Supplementary Agreement (US Airways-provided maintenance work)

     (f) Without limiting the applicability or scope of the foregoing, all obligations of US Airways to Lessee arising under the Assigned Documents which shall have arisen or occurred on or before the date set forth in the introductory paragraph of this Assignment.

EACH OF THE FOREGOING EXCLUDED OBLIGATIONS DESCRIBED IN PARAGRAPHS (A) - (E) SHALL REMAIN THE OBLIGATIONS OF US AIRWAYS DURING THE BASE LEASE TERM AND ANY RENEWAL TERM.

                          Acknowledgement and Consent
                          ---------------------------

Acknowledgement and Consent (this "Consent") of Frontier Airlines, Inc. dated as of March 28, 1997.

Recitals: US Airways, Inc., (formerly USAir, Inc., "US Airways"), as lessor and
--------
Frontier Airlines, Inc. ("Lessee"), as lessee, entered into that certain Lease Agreement dated as of July 26, 1994 (the "Lease") whereby US Airways agreed to lease to Lessee and Lessee agreed to lease from US Airways the Boeing 737-201 Airframe and the Engines identified in the Assignment (defined below). US Airways and First Security Bank, National Association, not in its individual capacity but soley as Owner Trustee ("Trustee"), as trustee for the S-C Parties, have entered into an Assignment and Assumption Agreement (the "Assignment") dated as of March 28, 1997, whereby US Airways has assigned to the Trustee all of the right, title and interest of US Airways in and to the Assigned Documents and the Aircraft. The Trustee desires that Lessee acknowledge and consent to the Assignment and reaffirm its representations, warranties and obligations to the Trustee.

     Accordingly, the Trustee and Lessee agree as follows:

1.   Defined Terms.  Unless otherwise defined herein or the context requires
     -------------
     otherwise, all capitalized terms used herein shall have the meanings assigned to them in the Assignment.

2.   Acknowledgement and Consent.  Lessee hereby acknowledges and consents to
     ---------------------------
     the Assignment (a copy of which is attached hereto as Exhibit "A"), and all of the terms and conditions contained therein.

3.   Representations, Warranties and Obligations.  All representations and
     -------------------------------------------
     warranties of Lessee in the Assigned Documents were true and correct when made and, on the Closing Date, will be true and correct. Lessee further affirms its liability to the Trustee for all of its obligations and duties under the Assigned Documents. In reliance upon US Airways' agreement to be responsible therefor and US Airways' performance thereof, Lessee acknowledges and agrees that Trustee shall not be bound by or subject to any of the duties obligating or responsibilities described in Section 4 of the Assignment.

4.   Notices.  Pursuant to Section 19.2 of the Lease and Section 7.5 of the
     -------
     Supplementary Agreement, all requests, notices and other communications to the "Lessor" shall, from the date of this Consent, be addressed to the Trustee, as follows (or to such other address as the Trustee shall specify from time to time):

                First Security Bank, National Asssociation
                Corporate Trust Department
                79 South Main Street - 3rd Floor
                Salt Lake City, Utah 84111
                Attention: Corporate Trust Administration

                with copies to:

                S-C Domestic Holdings VII LLC
                c/o Curacao Corporation Company N.V.
                Kaya Flamboyan 9
                Willemstad, Curacao N.A.
                Attention: Ben Jansen
                Facsimile: 5999 32 20 01

                and

                Soros Fund Managment LLC
                888 Seventh Avenue
                New York, New York 10106
                Attention: Michael C. Neus
                Facsimile: 212-664-0544

                and

                C-S Aviation Services, Inc.
                888 Seventh Avenue, Suite 2901
                New York, New York 10106
                Attention: Thomas Seery
                Facsimile: 212-246-0102


5.   Payments.  All payments other than Hourly Rent to be made to "Lessor" under
     --------
     the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or to such other account as the Trustee shall specify from time to time):

                Citibank New York
                ABA No.:        021000089
                Account Name:   Further Credit to
                                Citibank London
                Account No.:    10990765
                Account Name:   S-C Domestic Holdings II LLC
                Account No.:    8228825

        All payments of Hourly Rent to be made to "Lessor" under the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or such other account as the Trustee shall specify from time to time):

                Citibank New York
                ABA No.:      021 000 089
                Account Name: For further credit
                              to Citibank London
                Account No.:  10990765
                Account Name: S-C Aircraft Holdings LLC
                Account No.:  8300631

6.   Insurance.  Lessee will cooperate in having the Trustee, the S-C Parties
     ---------
     and US Airways named as additional insureds under the liability insurance, and the Trustee named as sole loss payee under the hull insurance procured by Lessee under the Lease.

7.   Miscellaneous.  This Consent may be executed by the parties hereto in
     -------------
     separate counterparts, each fully executed set of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Consent shall be governed by the laws of the State of New York. The respective rights and obligations set forth in this Consent shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

     The undersigned has executed this Acknowledgement and Consent.


                        Frontier Airlines, Inc.

                        By: ___________________________

                        Title: ________________________


Agreed:

First Security Bank, National
 Association, as Trustee

By: ___________________________

Title: ________________________

                                                            EXHIBIT "A"

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

        ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of March 28, 1997, by and between US Airways, Inc. ("US Airways"), a Delaware corporation, formerly known as USAir, Inc., and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee ("Trustee").

                                 RECITALS:
                                 ---------

        US Airways and Trustee desire to effect (a) the transfer by US Airways to Trustee of all of the right, title and interest of US Airways (except as excluded in Section 4 below) in, under and with respect to, among other things,
(i) the Aircraft Lease Agreement (as supplemented by the Lease Supplement defined below, and to the extent relating to the Aircraft, the "Lease"), dated as of July 26, 1994, between US Airways and Frontier Airlines, Inc. (the, "Lessee"), as supplemented by Lease Supplement No. 2, dated July 26, 1994 (the "Lease Supplement"), (ii) Supplementary Agreement, dated as of June 6, 1994 between US Airways and Lessee, as it relates to the Aircraft (defined below),
(iii) all certificates, opinions, and other documents relating to the Operative Document as they relate to the Boeing 737-201 airframe with manufacturer's serial number 19423 and United States Registration Number N207AU and the Pratt & Whitney model JT8D-9A aircraft engines (which engines have 750 or more rated takeoff horsepower or the equivalent) with manufacturer's serial numbers 667219 and 667196 (such airframe and the engines (as further defined in the Lease), the "Aircraft") (all of the foregoing collectively, the "Assigned Documents"), (iv) the Aircraft, (v) the Hourly Rent Balances and the security deposits of Lessee as they relate to the Aircraft (collectively, the "Assigned Accounts"), and (vi) the proceeds from all of the foregoing; and (b) the assumption by Trustee of the obligations of US Airways (except as excluded in Section 4 below) to the extent arising after the Effective Date. The Lease was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565. The Lease Supplement was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565.

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

        1.  Definitions.  Capitalized terms used herein without definition shall
            -----------
have meaning ascribed thereto in the Lease unless the context in which such term is used requires another meaning.

        2. Assignment. US Airways does hereby sell, convey, assign, transfer and
           ----------
set over to Trustee, effective as of the date first above written (the "Effective Date"), all of its right, title and interest in, under and to the Assigned Documents, the Assigned Accounts and all other contracts, agreements, documents or instruments in respect of the aircraft to which US Airways is a party and relating to the Operative Agreements or the Aircraft and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest.

        3. Assumption. Trustee hereby undertakes and assumes all of the duties
           ----------
and obligations of US Airways relating to the period after the Effective Date pursuant to the Assigned Documents and any other contracts, agreements, documents or instruments relating thereto to which US Airways is a party or by which it is bound, and hereby confirms that it shall be deemed a party to and be bound by the Assigned Documents and each other contract, agreement, document or instrument in respect of the Aircraft relating thereto to which US Airways is a party or by which it is bound as if named therein as "Lessor".

        4. Excluded Obligations. Notwithstanding anything to the contrary set
           --------------------
forth in this Assignment, US Airways is not assigning to Trustee and US Airways shall remain responsible for, and Trustee is not assuming from US Airways: (a) the duties and obligations described on Schedule A, (b) the duties and obligations of US Airways that relate to any period on or prior to the Effective Date, (c) any other duties and obligations of US Airways relating to parts or engine consignments, spare parts or spare engines, and (d) without limiting the foregoing, the right of US Airways to receive any Rent due or accrued to US Airways prior to the Effective Date and any indemnity relating to events occurring prior to the Effective Date.

        5. Release of US Airways. Except for obligations not assumed as provided
           ---------------------
in Section 4 hereof and for which US Airways shall remain responsible, US Airways shall have no further duty or obligation to Lessee under the Assigned Documents, the Assigned Accounts or under any other contract, agreement, document or other instrument relating thereto to which US Airways is a party or by which it is bound (other than this Agreement).

        6. Further Assignment. In furtherance of the within assignments, US
           ------------------
Airways assigns and grants to Trustee all right to collect for the account of Trustee all items sold, transferred or assigned to Trustee pursuant hereto; to institute and prosecute all proceedings that Trustee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise any and all actions, suits or proceedings as to title to or interest in the Aircraft or any of the property acquired by Trustee; and to do all such acts and things in relating thereto as Trustee shall deem advisable.

        7.  Payments. US Airways hereby covenants and agrees to pay over to
            --------
Trustee, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of US Airways that, under Section 2 hereof, belong to Trustee, and Trustee hereby covenants and agrees to pay over to US Airways, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Trustee that, under Section 2 hereof, belong to US Airways.

        8.  Further Assurances. Each party to this Assignment and Assumption
            ------------------
Agreement agrees to execute, acknowledge, deliver, file, record and publish such further certificates, amendments, instruments or documents, and to do all such further acts and things, as may be required by law, or as may reasonably be necessary or advisable to carry out the intents and purposes of this Assignment and Assumption Agreement.

        9.  Expenses. Each party hereto shall bear its own legal fees incurred
            --------
in connection with the transactions described herein.

        10. Governing Law. This Assignment and Assumption Agreement shall be
            -------------
governed by and construed in accordance with the laws of the State of New York.

        11. Headings. Section headings used in this Assignment are for
            --------
convenience only and shall not be used in interpreting or construing this Assignment and Assumption Agreement and shall not affect the meaning or construction of this Assignment and Assumption Agreement.

        12. Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be deemed given if delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        a.  If to US Airways:
            -----------------
            US Airways, Inc.
            2345 Crystal Drive
            Arlington, Virginia 22227
            Attention: Director - Aircraft Sales
            Facsimile: 703-418-7515

            with a copy at the same address to the attention of US Airways' General Counsel, facsimile number (703) 418-5252

         b. If to Trustee:
            --------------
            First Security Bank, National Association
            79 South Main Street, 3rd Floor
            Salt Lake City, Utah 84111
            Attention: Corporate Trust Administration
            Facsimile: 801-246-5053

        13. Entire Agreement. This Assignment constitutes the entire agreement
            ----------------
among the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. There are no representations and warranties of any party hereto except as expressly set forth herein.

        14. Survival of Representations and Warranties.  All representations and
            ------------------------------------------
warranties contained in this Assignment shall survive the Effective Date.

        15. Counterparts. This Assignment may be executed by the parties hereto
            ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        16. Successors and Assigns. The respective rights and obligations set
            ----------------------
forth in this Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

                 [remainder of page left blank intentionally]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the day and year set forth above.


                                US AIRWAYS, INC.

                                BY: ____________________________

                                NAME: __________________________

                                TITLE: _________________________

                                DATED: _________________________


                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, AS OWNER TRUSTEE

                                BY: ____________________________

                                NAME: __________________________

                                TITLE: _________________________

                                DATED: _________________________

                                                            SCHEDULE A


                             Excluded Obligations
                             ---------------------

     (a) (S)2.6 of the Supplementary Agreement (license of maintenance and weight and balance programs)

     (b)  (S)4.2(f) of the Supplementary Agreement (US Airways' representations)

     (c) (S)5.2(f) of the Supplementary Agreement (sub-clause (i), second sentence (hushkit procurement assistance); sub-clause (ii) first, second and third sentences (DFDR Program))

     (d)  (S)5.3 of the Supplementary Agreement (spare parts consignment)

     (e) (S)5.4 of the Supplementary Agreement (US Airways-provided maintenance work)

     (f) Without limiting the applicability or scope of the foregoing, all obligations of US Airways to Lessee arising under the Assigned Documents which shall have arisen or occurred on or before the date set forth in the introductory paragraph of this Assignment.

EACH OF THE FOREGOING EXCLUDED OBLIGATIONS DESCRIBED IN PARAGRAPHS (A) - (E) SHALL REMAIN THE OBLIGATIONS OF US AIRWAYS DURING THE BASE LEASE TERM AND ANY RENEWAL TERM.

                          Acknowledgement and Consent
                          ---------------------------

Acknowledgement and Consent (this "Consent") of Frontier Airlines, Inc. dated as of March 28, 1997.

Recitals: US Airways, Inc., (formerly USAir, Inc., "US Airways"), as lessor and
--------
Frontier Airlines, Inc. ("Lessee"), as lessee, entered into that certain Lease Agreement dated as of July 26, 1994 (the "Lease") whereby US Airways agreed to lease to Lessee and Lessee agreed to lease from US Airways the Boeing 737-201 Airframe and the Engines identified in the Assignment (defined below). US Airways and First Security Bank, National Association, not in its individual capacity but solely as Owner Trustee ("Trustee"), as trustee for the S-C Parties, have entered into an Assignment and Assumption Agreement (the "Assignment") dated as of March 28, 1997, whereby US Airways has assigned to the Trustee all of the right, title and interest of US Airways in and to the Assigned Documents and the Aircraft. The Trustee desires that Lessee acknowledge and consent to the Assignment and reaffirm its representations, warranties and obligations to the Trustee.


     Accordingly, the Trustee and Lessee agree as follows:

1.   Defined Terms.  Unless otherwise defined herein or the context requires
     -------------
     otherwise, all capitalized terms used herein shall have the meanings assigned to them in the Assignment.

2.   Acknowledgement and Consent.  Lessee hereby acknowledges and consents to
     ---------------------------
     the Assignment (a copy of which is attached hereto as Exhibit "A"), and all of the terms and conditions contained therein.

3.   Representations, Warranties and Obligations.  All representations and
     -------------------------------------------
     warranties of Lessee in the Assigned Documents were true and correct when made and, on the Closing Date, will be true and correct. Lessee further affirms its liability to the Trustee for all of its obligations and duties under the Assigned Documents. In reliance upon US Airways' agreement to be responsible therefor and US Airways' performance thereof, Lessee acknowledges and agrees that Trustee shall not be bound by or subject to any of the duties obligating or responsibilities described in Section 4 of the Assignment.

4.   Notices.  Pursuant to Section 19.2 of the Lease and Section 7.5 of the
     -------
     Supplementary Agreement, all requests, notices and other communications to the "Lessor" shall, from the date of this Consent, be addressed to the Trustee, as follows (or to such other address as the Trustee shall specify from time to time):

                    First Security Bank, National Association
                    Corporate Trust Department
                    79 South Main Street - 3rd Floor
                    Salt Lake City, Utah 84111
                    Attention: Corporate Trust Administration

                    with copies to:

                    S-C Domestic Holdings VII LLC
                    c/o Curacao Corporation Company N.V.
                    Kaya Flamboyan 9
                    Willemstad, Curacao N.A.
                    Attention: Ben Jansen
                    Facsimile: 5999 32 20 01

                    and

                    Soros Fund Management LLC
                    888 Seventh Avenue
                    New York, New York 10106
                    Attention: Michael C. Neus
                    Facsimile: 212-664-0544

                    and

                    C-S Aviation Services, Inc.
                    888 Seventh Avenue, Suite 2901
                    New York, New York 10106
                    Attention: Thomas Seery
                    Facsimile: 212-246-0102

5.   Payments.  All payments other than Hourly Rent to be made to "Lessor" under
     --------
     the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or to such other account as the Trustee shall specify from time to time):

                    Citibank New York
                    ABA No.:       021 000 089
                    Account Name:  For further credit to
                                Citibank London
                    Account No.:   10990765
                    Account Name:  S-C Domestic Holdings II LLC
                    Account No.:   8228825

          All payments of Hourly Rent to be made to "Lessor" under the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or such other account as the Trustee shall specify from time to time):

                    Citibank New York
                    ABA No.:       021 000 089
                    Account Name:  For further credit
                                   to Citibank London
                    Account No.:   10990765
                    Account Name:  S-C Aircraft Holdings LLC
                    Account No.:   8300631

6.   Insurance.  Lessee will cooperate in having the Trustee, the S-C Parties
     ---------
     and US Airways named as additional insureds under the liability insurance, and the Trustee named as sole loss payee under the hull insurance procured by Lessee under the Lease.

7.   Miscellaneous.  This Consent may be executed by the parties hereto in
     -------------
     separate counterparts, each fully executed set of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Consent shall be governed by the laws of the State of New York. The respective rights and obligations set forth in this Consent shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

     The undersigned has executed this Acknowledgement and Consent.


                                                 Frontier Airlines, Inc.

                                                 By: ___________________________

                                                 Title: ________________________


Agreed:

First Security Bank, National
  Association, as Trustee

By: ___________________________

Title: ________________________

                                                                     EXHIBIT "A"


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

          ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of March 28, 1997, by and between US Airways, Inc. ("US Airways"), a Delaware corporation, formerly known as USAir, Inc., and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee ("Trustee").

                                   RECITALS:
                                   --------

          US Airways and Trustee desire to effect (a) the transfer by US Airways to Trustee of all of the right, title and interest of US Airways (except as excluded in Section 4 below) in, under and with respect to, among other things,
(i) the Aircraft Lease Agreement (as supplemented by the Lease Supplement defined below, and to the extent relating to the Aircraft, the "Lease"), dated as of July 26, 1994, between US Airways and Frontier Airlines, Inc. (the, "Lessee"), as supplemented by Lease Supplement No. 1, dated July 26, 1994 (the "Lease Supplement"), (ii) Supplementary Agreement, dated as of June 6, 1994 between US Airways and Lessee, as it relates to the Aircraft (defined below),
(iii) all certificates, opinions, and other documents relating to the Operative Document as they relate to the Boeing 737-201 airframe with manufacturer's serial number 20212 and United States Registration Number N212US and the Pratt & Whitney model JT8D-9A aircraft engines (which engines have 750 or more rated takeoff horsepower or the equivalent) with manufacturer's serial numbers 667191 and 667215 (such airframe and the engines (as further defined in the Lease), the "Aircraft") (all of the foregoing collectively, the "Assigned Documents"), (iv) the Aircraft, (v) the Hourly Rent Balances and the security deposits of Lessee as they relate to the Aircraft (collectively, the "Assigned Accounts"), and (vi) the proceeds from all of the foregoing; and (b) the assumption by Trustee of the obligations of US Airways (except as excluded in Section 4 below) to the extent arising after the Effective Date under the Assigned Documents. The Lease was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565. The Lease Supplement was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565.

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

          1.  Definitions.  Capitalized terms used herein without definition
              -----------
shall have meaning ascribed thereto in the

Lease unless the context in which such term is used requires another meaning.

          2.  Assignment.  US Airways does hereby sell, convey, assign,
              ----------
transfer and set over to Trustee, effective as of the date first above written (the "Effective Date"), all of its right, title and interest in, under and to the Assigned Documents, the Assigned Accounts and all other contracts, agreements, documents or instruments in respect of the aircraft to which US Airways is a party and relating to the Operative Agreements or the Aircraft and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest.

          3.  Assumption.  Trustee hereby undertakes and assumes all of the
              ----------
duties and obligations of US Airways relating to the period after the Effective Date pursuant to the Assigned Documents and any other contracts, agreements, documents or instruments relating thereto to which US Airways is a party or by which it is bound, and hereby confirms that it shall be deemed a party to and be bound by the Assigned Documents and each other contract, agreement, document or instrument in respect of the Aircraft relating thereto to which US Airways is a party or by which it is bound as if named therein as "Lessor".

          4.  Excluded Obligations.  Notwithstanding anything to the contrary
              --------------------
set forth in this Assignment, US Airways is not assigning to Trustee and US Airways shall remain responsible for, and Trustee is not assuming from US
Airways: (a) the duties and obligations described on Schedule A, (b) the duties and obligations of US Airways that relate to any period on or prior to the Effective Date, (c) any other duties and obligations of US Airways relating to parts or engine consignments, spare parts or spare engines, and (d) without limiting the foregoing, the right of US Airways to receive any Rent due or accrued to US Airways prior to the Effective Date and any indemnity relating to events occurring prior to the Effective Date.

          5.  Release of US Airways. Except for obligations not assumed as
              ---------------------
provided in Section 4 hereof and for which US Airways shall remain responsible, US Airways shall have no further duty or obligation to Lessee under the Assigned Documents, the Assigned Accounts or under any other contract, agreement, document or other instrument relating thereto to which US Airways is a party or by which it is bound (other than this Agreement).

          6.  Further Assignment.  In furtherance of the within assignments,
              ------------------
US Airways assigns and grants to Trustee all right to collect for the account of Trustee all items sold, transferred or assigned to Trustee pursuant hereto; to institute and prosecute all proceedings that Trustee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise any and all actions, suits or proceedings as to title to or interest in the Aircraft or any of the property acquired by Trustee; and to do all such acts and things in relating thereto as Trustee shall deem advisable.

          7.  Payments.  US Airways hereby covenants and agrees to pay over to
              --------
Trustee, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of US Airways that, under Section 2 hereof, belong to Trustee, and Trustee hereby covenants and agrees to pay over to US Airways, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Trustee that, under Section 2 hereof, belong to US Airways.

          8.  Further Assurances.  Each party to this Assignment and
              ------------------
Assumption Agreement agrees to execute, acknowledge, deliver, file, record and publish such further certificates, amendments, instruments or documents, and to do all such further acts and things, as may be required by law, or as may reasonably be necessary or advisable to carry out the intents and purposes of this Assignment and Assumption Agreement.

          9.  Expenses.  Each party hereto shall bear its own legal fees
              --------
incurred in connection with the transactions described herein.

         10.  Governing Law.  This Assignment and Assumption Agreement shall
              -------------
be governed by and construed in accordance with the laws of the State of New
York.

         11.  Headings.  Section headings used in this Assignment are for
              --------
convenience only and shall not be used in interpreting or construing this Assignment and Assumption Agreement and shall not affect the meaning or construction of this Assignment and Assumption Agreement.

         12.  Notices.  All notices and other communications hereunder shall
              -------
be in writing and shall be deemed given if delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          a.  If to US Airways:
              ----------------
              US Airways, Inc.
              2345 Crystal Drive
              Arlington, Virginia 22227
              Attention: Director - Aircraft Sales
              Facsimile: 703-418-7515
              with a copy at the same address to the attention of US Airways' General Counsel, facsimile number (703) 418-5252

          b.  If to Trustee:
              -------------
              First Security Bank, National Association
              79 South Main Street, 3rd Floor
              Salt Lake City, Utah 84111
              Attention: Corporate Trust Administration
              Facsimile: 801-246-5053

         13.  Entire Agreement.  This Assignment constitutes the entire
              ----------------
agreement among the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. There are no representations and warranties of any party hereto except as expressly set forth herein.

    14.  Survival of Representations and Warranties.  All representations and
         ------------------------------------------
warranties contained in this Assignment shall survive the Effective Date.

    15.  Counterparts.  This Assignment may be executed by the parties hereto in
         ------------
separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    16.  Successors and Assigns.  The respective rights and obligations set
         ----------------------
forth in this Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

                 [remainder of page left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the day and year set forth above.


                                                US AIRWAYS, INC.

                                                BY: ____________________________

                                                NAME: __________________________

                                                TITLE: _________________________

                                                DATED: _________________________


                                                FIRST SECURITY BANK, NATIONAL
                                                  ASSOCIATION, AS OWNER TRUSTEE

                                                BY: ____________________________

                                                NAME: __________________________

                                                TITLE: _________________________

                                                DATED: _________________________

                                                                      SCHEDULE A



                             Excluded Obligations
                             --------------------

     (a) (S)2.6 of the Supplementary Agreement (license of maintenance and weight and balance programs)

     (b)  (S)4.2(f) of the Supplementary Agreement (US Airways' representations)

     (c) (S)5.2(f) of the Supplementary Agreement (sub-clause (i), second sentence (hushkit procurement assistance); sub-clause (ii) first, second and third sentences (DFDR Program))

     (d)  (S)5.3 of the Supplementary Agreement (spare parts consignment)

     (e) (S)5.4 of the Supplementary Agreement (US Airways-provided maintenance work)

     (f) Without limiting the applicability or scope of the foregoing, all obligations of US Airways to Lessee arising under the Assigned Documents which shall have arisen or occurred on or before the date set forth in the introductory paragraph of this Assignment.

EACH OF THE FOREGOING EXCLUDED OBLIGATIONS DESCRIBED IN PARAGRAPHS (A) - (E) SHALL REMAIN THE OBLIGATIONS OF US AIRWAYS DURING THE BASE LEASE TERM AND ANY RENEWAL TERM.

                          Acknowledgement and Consent
                          ---------------------------

Acknowledgement and Consent (this "Consent") of Frontier Airlines, Inc. dated as of March 28, 1997.

Recitals: US Airways, Inc., (formerly USAir, Inc., "US Airways"), as lessor and
--------
Frontier Airlines, Inc. ("Lessee"), as lessee, entered into that certain Lease Agreement dated as of July 26, 1994 (the "Lease") whereby US Airways agreed to lease to Lessee and Lessee agreed to lease from US Airways the Boeing 737-201 Airframe and the Engines identified in the Assignment (defined below). US Airways and First Security Bank, National Association, not in its individual capacity but solely as Owner Trustee ("Trustee"), as trustee for the S-C Parties, have entered into an Assignment and Assumption Agreement (the "Assignment") dated as of March 28, 1997, whereby US Airways has assigned to the Trustee all of the right, title and interest of US Airways in and to the Assigned Documents and the Aircraft. The Trustee desires that Lessee acknowledge and consent to the Assignment and reaffirm its representations, warranties and obligations to the Trustee.

     Accordingly, the Trustee and Lessee agree as follows:

1.   Defined Terms.  Unless otherwise defined herein or the context requires
     -------------
     otherwise, all capitalized terms used herein shall have the meanings assigned to them in the Assignment.

2.   Acknowledgement and Consent.  Lessee hereby acknowledges and consents to
     ---------------------------
     the Assignment (a copy of which is attached hereto as Exhibit "A"), and all of the terms and conditions contained therein.

3.   Representations, Warranties and Obligations.  All representations and
     -------------------------------------------
     warranties of Lessee in the Assigned Documents were true and correct when made and, on the Closing Date, will be true and correct. Lessee further affirms its liability to the Trustee for all of its obligations and duties under the Assigned Documents. In reliance upon US Airways' agreement to be responsible therefor and US Airways' performance thereof, Lessee acknowledges and agrees that Trustee shall not be bound by or subject to any of the duties obligating or responsibilities described in Section 4 of the Assignment.

4.   Notices.  Pursuant to Section 19.2 of the Lease and Section 7.5 of the
     -------
     Supplementary Agreement, all requests, notices and other communications to the "Lessor" shall, from the date of this Consent, be addressed to the Trustee, as follows (or to such other address as the Trustee shall specify from time to time):

                First Security Bank, National Association
                Corporate Trust Department
                79 South Main Street - 3rd Floor
                Salt Lake City, Utah 84111
                Attention: Corporate Trust Administration

                with copies to:

                S-C Domestic Holdings VII LLC
                c/o Curacao Corporation Company N.V.
                Kaya Flamboyan 9
                Willemstad, Curacao N.A.
                Attention: Ben Jansen
                Facsimile: 5999 32 20 01

                and

                Soros Fund Management LLC
                888 Seventh Avenue
                New York, New York 10106
                Attention: Michael C. Neus
                Facsimile: 212-664-0544

                and

                C-S Aviation Services, Inc.
                888 Seventh Avenue, Suite 2901
                New York, New York 10106
                Attention: Thomas Seery
                Facsimile: 212-246-0102

5.   Payments.  All payments other than Hourly Rent to be made to "Lessor" under
     --------
     the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or to such other account as the Trustee shall specify from time to time):

                Citibank New York
                ABA No.:         021 000 089
                Account Name:    Further Credit to
                                 Citibank London
                Account No.:     10990765
                Account Name:    S-C Domestic Holdings II LLC
                Account No.:     8228825

        All payments of Hourly Rent to be made to "Lessor" under the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or such other account as the Trustee shall specify from time to time):

                Citibank New York
                ABA No.:          021 000 089
                Account Name:     For further credit
                                  to Citibank London
                Account No.:      10990765
                Account Name:     S-C Aircraft Holdings LLC
                Account No.:      8300631

6.   Insurance.  Lessee will cooperate in having the Trustee, the S-C Parties
     ---------
     and US Airways named as additional insureds under the liability insurance, and the Trustee named as sole loss payee under the hull insurance procured by Lessee under the Lease.

7.   Miscellaneous.  This Consent may be executed by the parties hereto in
     -------------
     separate counterparts, each fully executed set of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Consent shall be governed by the laws of the State of New York. The respective rights and obligations set forth in this Consent shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

        The undersigned has executed this Acknowledgement and Consent.


                                Frontier Airlines, Inc.

                                By: ___________________________

                                Title: ________________________


Agreed:

First Security Bank, National
 Association, as Trustee

By: ___________________________

Title: ________________________

                                                            EXHIBIT "A"

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

        ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of March 28, 1997, by and between US Airways, Inc. ("US Airways"), a Delaware corporation, formerly known as USAir, Inc., and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee ("Trustee").

                                   RECITALS:
                                   ---------

        US Airways and Trustee desire to effect (a) the transfer by US Airways to Trustee of all of the right, title and interest of US Airways (except as excluded in Section 4 below) in, under and with respect to, among other things,
(i) the Aircraft Lease Agreement (as supplemented by the Lease Supplement defined below, and to the extent relating to the Aircraft, the "Lease"), dated as of July 26, 1994, between US Airways and Frontier Airlines, Inc. (the, "Lessee"), as supplemented by Lease Supplement No. 3, dated July 27, 1994 (the "Lease Supplement"), (ii) Supplementary Agreement, dated as of June 6, 1994 between US Airways and Lessee, as it relates to the Aircraft (defined below),
(iii) all certificates, opinions, and other documents relating to the Operative Document as they relate to the Boeing 737-201 airframe with manufacturer's serial number 20214 and United States Registration Number N214AU and the Pratt & Whitney model JT8D-9A aircraft engines (which engines have 750 or more rated takeoff horsepower or the equivalent) with manufacturer's serial numbers 653726 and 707333 (such airframe and the engines (as further defined in the Lease), the "Aircraft") (all of the foregoing collectively, the "Assigned Documents"), (iv) the Aircraft, (v) the Hourly Rent Balances and the security deposits of Lessee as they relate to the Aircraft (collectively, the "Assigned Accounts"), and (vi) the proceeds from all of the foregoing; and (b) the assumption by Trustee of the obligations of US Airways (except as excluded in Section 4 below) to the extent arising after the Effective Date under the Assigned Documents. The Lease was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565. The Lease Supplement was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565.

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

        1.  Definitions. Capitalized terms used herein without definition shall
            -----------
have meaning ascribed thereto in the Lease unless the context in which such term is used requires another meaning.

        2.  Assignment. US Airways does hereby sell, convey, assign, transfer
            ----------
and set over to Trustee, effective as of the date first above written (the "Effective Date"), all of its right, title and interest in, under and to the Assigned Documents, the Assigned Accounts and all other contracts, agreements, documents or instruments in respect of the aircraft to which US Airways is a party and relating to the Operative Agreements or the Aircraft and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest.

        3.  Assumption. Trustee hereby undertakes and assumes all of the duties
            ----------
and obligations of US Airways relating to the period after the Effective Date pursuant to the Assigned Documents and any other contracts, agreements, documents or instruments relating thereto to which US Airways is a party or by which it is bound, and hereby confirms that it shall be deemed a party to and be bound by the Assigned Documents and each other contract, agreement, document or instrument in respect of the Aircraft relating thereto to which US Airways is a party or by which it is bound as if named therein as "Lessor".

        4.  Excluded Obligations. Notwithstanding anything to the contrary set
            --------------------
forth in this Assignment, US Airways is not assigning to Trustee and US Airways shall remain responsible for, and Trustee is not assuming from US Airways: (a) the duties and obligations described on Schedule A, (b) the duties and obligations of US Airways that relate to any period on or prior to the Effective Date, (c) any other duties and obligations of US Airways relating to parts or engine consignments, spare parts or spare engines, and (d) without limiting the foregoing, the right of US Airways to receive any Rent due or accrued to US Airways prior to the Effective Date and any indemnity relating to events occurring prior to the Effective Date.

        5.  Release of US Airways. Except for obligations not assumed as
            ---------------------
provided in Section 4 hereof and for which US Airways shall remain responsible, US Airways shall have no further duty or obligation to Lessee under the Assigned Documents, the Assigned Accounts or under any other contract, agreement, document or other instrument relating thereto to which US Airways is a party or by which it is bound (other than this Agreement).

        6.  Further Assignment. In furtherance of the within assignments, US
            ------------------
Airways assigns and grants to Trustee all right to collect for the account of Trustee all items sold, transferred or assigned to Trustee pursuant hereto; to institute and prosecute all proceedings that Trustee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise any and all actions, suits or proceedings as to title to or interest in the Aircraft or any of the property acquired by Trustee; and to do all such acts and things in relating thereto as Trustee shall deem advisable.

        7.  Payments. US Airways hereby covenants and agrees to pay over to
            --------
Trustee, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of US Airways that, under Section 2 hereof, belong to Trustee, and Trustee hereby covenants and agrees to pay over to US Airways, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Trustee that, under Section 2 hereof, belong to US Airways.

        8.  Further Assurances. Each party to this Assignment and Assumption
            ------------------
Agreement agrees to execute, acknowledge, deliver, file, record and publish such further certificates, amendments, instruments or documents, and to do all such further acts and things, as may be required by law, or as may reasonably be necessary or advisable to carry out the intents and purposes of this Assignment and Assumption Agreement.

        9.  Expenses. Each party hereto shall bear its own legal fees incurred
            --------
in connection with the transactions described herein.

        10. Governing Law. This Assignment and Assumption Agreement shall be
            -------------
governed by and construed in accordance with the laws of the State of New York.

        11. Headings. Section headings used in this Assignment are for
            --------
convenience only and shall not be used in interpreting or construing this Assignment and Assumption Agreement and shall not affect the meaning or construction of this Assignment and Assumption Agreement.

        12. Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be deemed given if delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            a.   If to US Airways:
                 -----------------
                 US Airways, Inc.
                 2345 Crystal Drive
                 Arlington, Virginia 22227
                 Attention: Director - Aircraft Sales
                 Facsimile: 703-418-7515
                 with a copy at the same address to the attention of US Airways' General Counsel, facsimile number (703) 418-5252

            b.   If to Trustee:
                 --------------
                 First Security Bank, N.A.
                 79 South Main Street, 3rd Floor
                 Salt Lake City, Utah 84111
                 Attention: Corporate Trust Administration
                 Facsimile: 801-246-5053

        13. Entire Agreement. This Assignment constitutes the entire agreement
            ----------------
among the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. There are no representations and warranties of any party hereto except as expressly set forth herein.

        14. Survival of Representations and Warranties. All representations and
            ------------------------------------------
warranties contained in this Assignment shall survive the Effective Date.

        15. Counterparts. This Assignment may be executed by the parties hereto
            ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        16. Successors and Assigns. The respective rights and obligations set
            ----------------------
forth in this Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

                 [remainder of page left blank intentionally]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the day and year set forth above.


                                US AIRWAYS, INC.

                                BY: ____________________________

                                NAME: __________________________

                                TITLE: _________________________

                                DATED: _________________________


                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, AS OWNER TRUSTEE

                                BY: ____________________________

                                NAME: __________________________

                                TITLE: _________________________

                                DATED: _________________________

                                                            SCHEDULE A


                             Excluded Obligations
                             ---------------------

     (a) (S)2.6 of the Supplementary Agreement (license of maintenance and weight and balance programs)

     (b)  (S)4.2(f) of the Supplementary Agreement (US Airways' representations)

     (c) (S)5.2(f) of the Supplementary Agreement (sub-clause (i), second sentence (hushkit procurement assistance); sub-clause (ii) first, second and third sentences (DFDR Program))

     (d)  (S)5.3 of the Supplementary Agreement (spare parts consignment)

     (e) (S)5.4 of the Supplementary Agreement (US Airways-provided maintenance work)

     (f) Without limiting the applicability or scope of the foregoing, all obligations of US Airways to Lessee arising under the Assigned Documents which shall have arisen or occurred on or before the date set forth in the introductory paragraph of this Assignment.

EACH OF THE FOREGOING EXCLUDED OBLIGATIONS DESCRIBED IN PARAGRAPHS (A) - (E) SHALL REMAIN THE OBLIGATIONS OF US AIRWAYS DURING THE BASE LEASE TERM AND ANY RENEWAL TERM.

                          Acknowledgement and Consent
                          ---------------------------

Acknowledgement and Consent (this "Consent") of Frontier Airlines, Inc. dated as of March 20, 1997.

Recitals: US Airways, Inc. (formerly USAir, Inc., "US Airways"), as lessor and
--------
Frontier Airlines, Inc. ("Lessee"), as lessee, entered into that certain Lease Agreement dated as of July 26, 1994 (the "Lease") whereby US Airways agreed to lease to Lessee and Lessee agreed to lease from US Airways the Boeing 737-201 Airframe and the Engines identified in the Assignment (defined below). US Airways and First Security Bank, National Association, not in its individual capacity but solely as Owner Trustee ("Trustee"), as trustee for the S-C Parties, have entered into an Assignment and Assumption Agreement (the "Assignment") dated as of March 20, 1997, whereby US Airways has assigned to the Trustee all of the right, title and interest of US Airways in and to the Assigned Documents and the Aircraft. The Trustee desires that Lessee acknowledge and consent to the Assignment and reaffirm its representations, warranties and obligations to the Trustee.

        Accordingly, the Trustee and Lessee agree as follows:

1.      Defined Terms.  Unless otherwise defined herein or the context requires
        -------------
        otherwise, all capitalized terms used herein shall have the meanings assigned to them in the Assignment.

2.      Acknowledgement and Consent. Lessee hereby acknowledges and consents to
        ---------------------------
        the Assignment (a copy of which is attached hereto as Exhibit "A"), and all of the terms and conditions contained therein.

3.      Representations, Warranties and Obligations. All representations and
        -------------------------------------------
        warranties of Lessee in the Assigned Documents were true and correct when made and, on the Closing Date, will be true and correct. Lessee further affirms its liability to the Trustee for all of its obligations and duties under the Assigned Documents. In reliance upon US Airways' agreement to be responsible therefor and US Airways' performance thereof, Lessee acknowledges and agrees that Trustee shall not be bound by or subject to any of the duties obligating or responsibilities described in Section 4 of the Assignment.

4.   Notices.  Pursuant to Section 19.2 of the Lease and Section 7.5 of the
     -------
     Supplementary Agreement, all requests, notices and other communications to the "Lessor" shall, from the date of this Consent, be addressed to the Trustee, as follows (or to such other address as the Trustee shall specify from time to time):

                First Security Bank, National Association
                Corporate Trust Department
                79 South Main Street - 3rd Floor
                Salt Lake City, Utah 84111
                Attention: Corporate Trust Administration

                with copies to:

                S-C Domestic Holdings VII LLC
                c/o Curacao Corporation Company N.V.
                Kaya Flamboyan 9
                Willemstad, Curacao N.A.
                Attention: Ben Jansen
                Facsimile: 5999 32 20 01

                and

                Soros Fund Management LLC
                888 Seventh Avenue
                New York, New York 10106
                Attention: Michael C. Neus
                Facsimile: 212-664-0544

                and

                C-S Aviation Services, Inc.
                888 Seventh Avenue, Suite 2901
                New York, New York 10106
                Attention: Thomas Seery
                Facsimile: 212-246-0102

5.   Payments.  All payments other than Hourly Rent to be made to "Lessor" under
     --------
     the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or to such other account as the Trustee shall specify from time to time):

                Citibank New York
                ABA No.:        021 000 089
                Account Name:   For further credit to
                                Citibank London
                Account No.:    10990765
                Account Name:   S-C Domestic Holdings II LLC
                Account No.     8228825

        All payments of Hourly Rent to be made to "Lessor" under the Assigned Documents shall, from the date of this Consent, be made to the following bank account (or such other account as the Trustee shall specify from time to time):

                Citibank New York
                ABA No.:                021 000 089
                Account Name:           For further credit
                                        to Citibank London
                Account No.:            10990765
                Account Name:           S-C Aircraft Holdings LLC
                Account No.:            8300631


6.      Insurance. Lessee will cooperate in having the Trustee, the S-C Parties
        ---------
        and US Airways named as additional insureds under the liability insurance, and the Trustee named as sole loss payee under the hull insurance procured by Lessee under the Lease.

7.      Miscellaneous. This Consent may be executed by the parties hereto in
        -------------
        separate counterparts, each fully executed set of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Consent shall be governed by the laws of the State of New York. The respective rights and obligations set forth in this Consent shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

        The undersigned has executed this Acknowledgement and Consent.


                                Frontier Airlines, Inc.

                                By: ___________________________

                                Title: ________________________


Agreed:

First Security Bank, National
 Association, as Trustee

By: ___________________________

Title: ________________________

                                                            EXHIBIT "A"

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

        ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of March 20, 1997, by and between US Airways, Inc. ("US Airways"), a Delaware corporation, formerly known as USAir, Inc. and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee ("Trustee").

                                   RECITALS:
                                   ---------

        US Airways and Trustee desire to effect (a) the transfer by US Airways to Trustee of all of the right, title and interest of US Airways (except as excluded in Section 4 below) in, under and with respect to, among other things,
(i) the Aircraft Lease Agreement (as supplemented by the Lease Supplement defined below, and to the extent relating to the Aircraft, the "Lease"), dated as of July 26, 1994, between US Airways and Frontier Airlines, Inc. (the, "Lessee"), as supplemented by Lease Supplement No. 5, dated October 4, 1994 (the "Lease Supplement"), (ii) Supplementary Agreement, dated as of June 6, 1994 between US Airways and Lessee, as it relates to the Aircraft (defined below),
(iii) all certificates, opinions, and other documents relating to the Operative Document as they relate to the Boeing 737-201 airframe with manufacturer's serial number 20215 and United States Registration Number N217US and the Pratt & Whitney model JT8D-9A aircraft engines (which engines have 750 or more rated takeoff horsepower or the equivalent) with manufacturer's serial numbers 667241 and 667213 (such airframe and the engines (as further defined in the Lease), the "Aircraft") (all of the foregoing collectively, the "Assigned Documents"), (iv) the Aircraft, (v) the Hourly Rent Balances and the security deposits of Lessee as they relate to the Aircraft (collectively, the "Assigned Accounts"), and (vi) the proceeds from all of the foregoing; and (b) the assumption by Trustee of the obligations of US Airways (except as excluded in Section 4 below) to the extent arising after the Effective Date. The Lease was recorded by the Federal Aviation Administration on August 22, 1994 and assigned Conveyance No. EE007565. The Lease Supplement was recorded by the Federal Aviation Administration on November 7, 1994 and assigned Conveyance No. LL08355.

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

1.      Definitions. Capitalized terms used herein without definition shall have
        -----------
meaning ascribed thereto in the Lease unless the context in which such term is used requires another meaning.

2.  Assignment.  US Airways does hereby sell, convey, assign, transfer and set
    ----------
over to Trustee, effective as of the date first above written (the "Effective Date"), all of its right, title and interest in, under and to the Assigned Documents, the Assigned Accounts and all other contracts, agreements, documents or instruments in respect of the aircraft to which US Airways is a party and relating to the Operative Agreements or the Aircraft and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest.

3.  Assumption.  Trustee hereby undertakes and assumes all of the duties and
    ----------
obligations of US Airways relating to the period after the Effective Date pursuant to the Assigned Documents and any other contracts, agreements, documents or instruments relating thereto to which US Airways is a party or by which it is bound, and hereby confirms that it shall be deemed a party to and be bound by the Assigned Documents and each other contract, agreement, document or instrument in respect of the Aircraft relating thereto to which US Airways is a party or by which it is bound as if named therein as "Lessor".

4.  Excluded Obligations.  Notwithstanding anything to the contrary set forth in
    --------------------
this Assignment, US Airways is not assigning to Trustee and US Airways shall remain responsible for, and Trustee is not assuming from US Airways: (a) the duties and obligations described on Schedule A, (b) the duties and obligations of US Airways that relate to any period on or prior to the Effective Date, (c) any other duties and obligations of US Airways relating to parts or engine consignments, spare parts or spare engines, and (d) without limiting the foregoing, the right of US Airways to receive any Rent due or accrued to US Airways prior to the Effective Date and any indemnity relating to events occurring prior to the Effective Date.

5.  Release of US Airways. Except for obligations not assumed as provided in
    ---------------------
Section 4 hereof and for which US Airways shall remain responsible, US Airways shall have no further duty or obligation to Lessee under the Assigned Documents, the Assigned Accounts or under any other contract, agreement, document or other instrument relating thereto to which US Airways is a party or by which it is bound (other than this Agreement).

6.  Further Assignment.  In furtherance of the within assignments, US Airways
    ------------------
assigns and grants to Trustee all right to collect for the account of Trustee all items sold, transferred or assigned to Trustee pursuant hereto; to institute and prosecute all proceedings that Trustee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise any and all actions, suits or proceedings as to title to or interest in the Aircraft or any of the property acquired by Trustee; and to do all such acts and things in relating thereto as Trustee shall deem advisable.

7.  Payments.  US Airways hereby covenants and agrees to pay over to Trustee, if
    --------
and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of US Airways that, under Section 2 hereof, belong to Trustee, and Trustee hereby covenants and agrees to pay over to US Airways, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Trustee that, under Section 2 hereof, belong to US Airways.

8.  Further Assurances.  Each party to this Assignment and Assumption Agreement
    ------------------
agrees to execute, acknowledge, deliver, file, record and publish such further certificates, amendments, instruments or documents, and to do all such further acts and things, as may be required by law, or as may reasonably be necessary or advisable to carry out the intents and purposes of this Assignment and Assumption Agreement.

9.  Expenses.  Each party hereto shall bear its own legal fees incurred in
    --------
connection with the transactions described herein.

10. Governing Law.  This Assignment and Assumption Agreement shall be governed
    -------------
by and construed in accordance with the laws of the State of New York.

11. Headings.  Section headings used in this Assignment are for convenience
    --------
only and shall not be used in interpreting or construing this Assignment and Assumption Agreement and shall not affect the meaning or construction of this Assignment and Assumption Agreement.

12. Notices.  All notices and other communications hereunder shall be in
    -------
writing and shall be deemed given if delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

    a.   If to US Airways:
         -----------------
         US Airways, Inc.
         2345 Crystal Drive
         Arlington, Virginia 22227
         Attention: Director - Aircraft Sales
         Facsimile: 703-418-7515

         with a copy at the same address to the attention of US Airways' General Counsel, facsimile number (703) 418-5252

    b.   If to Trustee:
         --------------
         First Security Bank, National Association
         79 South Main Street, 3rd Floor
         Salt Lake City, Utah 84111
         Attention: Corporate Trust Administration
         Facsimile: 801-246-5053

13.  Entire Agreement.  This Assignment constitutes the entire agreement among
     ----------------
the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. There are no representations and warranties of any party hereto except as expressly set forth herein.

14.  Survival of Representations and Warranties.  All representations and
     ------------------------------------------
warranties contained in this Assignment shall survive the Effective Date.

15.  Counterparts.  This Assignment may be executed by the parties hereto in
     ------------
separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

16.  Successors and Assigns.  The respective rights and obligations set forth in
     ----------------------
this Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

                 [remainder of page left blank intentionally]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the day and year set forth above.


                                US AIRWAYS, INC.

                                BY: ____________________________

                                NAME: __________________________

                                TITLE: _________________________

                                DATED: _________________________


                                FIRST SECURITY BANK, NATIONAL
                                  ASSOCIATION, AS OWNER TRUSTEE

                                BY: ____________________________

                                NAME: __________________________

                                TITLE: _________________________

                                DATED: _________________________

                                                            SCHEDULE A


                             Excluded Obligations
                             ---------------------

     (a) (S)2.6 of the Supplementary Agreement (license of maintenance and weight and balance programs)

     (b)  (S)4.2(f) of the Supplementary Agreement (US Airways' representations)

     (c) (S)5.2(f) of the Supplementary Agreement (sub-clause (i), second sentence (hushkit procurement assistance); sub-clause (ii) first, second and third sentences (DFDR Program))

     (d)  (S)5.3 of the Supplementary Agreement (spare parts consignment)

     (e) (S)5.4 of the Supplementary Agreement (US Airways-provided maintenance work)

     (f) Without limiting the applicability or scope of the foregoing, all obligations of US Airways to Lessee arising under the Assigned Documents which shall have arisen or occurred on or before the date set forth in the introductory paragraph of this Assignment.

EACH OF THE FOREGOING EXCLUDED OBLIGATIONS DESCRIBED IN PARAGRAPHS (A) - (E) SHALL REMAIN THE OBLIGATIONS OF US AIRWAYS DURING THE BASE LEASE TERM AND ANY RENEWAL TERM.